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                                                                    Exhibit 23.2


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and the use of our report dated August 2, 1996 except as to Note P, which is as of March 14, 1997, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-25015) and related prospectus of ORBIT/FR, Inc. for the registration of 2,300,000 shares of its common stock.

                                        /s/ Messina, Ceci, Archer
Stamford, CT                                & Company, P.C.
May 16, 1997